Exhibit 99.1

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Month Ended		Eight Months Ended
(In millions)	October 3, 2020	October 5, 2019	October 3, 2020	October 5, 2019
Total net sales	$528	$652	$3,668	$6,568
Credit income and other	27	38	236	306

Total revenues	555	690	3,904	6,874

Costs and expenses/(income):
Cost of goods sold (exclusive of depreciation and amortization shown separately below)	384	408	2,575	4,301
Selling, general and administrative (SG&A)	180	263	1,423	2,319
Depreciation and amortization	43	42	416	374
Real estate and other, net	—	—	(8)	(3)
Restructuring and management transition	5	—	229	32

Total costs and expenses	612	713	4,635	7,023

Operating income/(loss)	(57)	(23)	(731)	(149)
Other components of net periodic pension cost/(income)	(9)	(4)	36	(35)
(Gain) / loss on extinguishment of debt	—	—	—	(1)
Net interest expense	30	21	210	195
Loss due to discontinuance of hedge accounting	—	—	77	—
Reorganization items, net	22	—	168	—

Income/(loss) before income taxes	(100)	(40)	(1,222)	(308)
Income tax expense/(benefit)	—	1	(66)	8

Net income/(loss)	$(100)	$(41)	$(1,156)	$(316)

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In millions)	October 3, 2020	October 5, 2019	February 1, 2020
Assets
Current assets:
Cash in banks and in transit	$219	$137	$108
Cash short-term investments	633	8	278
Restricted cash	491	—	—

Cash, cash equivalents and restricted cash	1,343	145	386
Merchandise inventory	1,841	2,789	2,166
Prepaid expenses and other	605	275	174

Total current assets	3,789	3,209	2,726
Property and equipment, net	3,073	3,549	3,488
Operating lease assets	783	921	998
Prepaid pension	42	172	120
Other assets	631	657	657

Total assets	$8,318	$8,508	$7,989

Liabilities and stockholders’ equity
Current liabilities:
Merchandise accounts payable	$275	$1,145	$786
Other accounts payable and accrued expenses	847	876	931
Current operating lease liabilities	—	83	68
Debtor-in-possession financing	900	—	—
Current portion of long-term debt, net	1,256	147	147

Total current liabilities	3,278	2,251	1,932
Noncurrent operating lease liabilities	—	1,083	1,108
Long-term debt	—	3,843	3,574
Deferred taxes	40	123	116
Other liabilities	248	357	430

Total liabilities not subject to compromise	3,566	7,657	7,160

Liabilities subject to compromise	5,052	—	—
Stockholders’ (deficit) equity
Common stock	161	159	160
Additional paid-in capital	4,721	4,723	4,723
Reinvested earnings/(accumulated deficit)	(4,824)	(3,717)	(3,667)
Accumulated other comprehensive income/(loss)	(358)	(314)	(387)

Total stockholders’ (deficit) equity	(300)	851	829

Total liabilities and stockholders’ (deficit) equity	$8,318	$8,508	$7,989

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ (DEFICIT) EQUITY

(Unaudited)

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ (Deficit)/ Equity
February 1, 2020	320.5	$160	$4,723	$(3,667)	$(387)	$829
Net income/(loss)	—	—	—	(1,056)	—	(1,056)
Discontinuance of hedge accounting	—	—	—	—	64	64
Other comprehensive income/(loss)	—	—	—	—	(35)	(35)
Stock-based compensation and other	2.2	1	(2)	(2)	—	(3)

September 5, 2020	322.7	161	4,721	(4,725)	(358)	(201)
Net income/(loss)	—	—	—	(100)	—	(100)
Stock-based compensation and other	0.1	—	—	1	—	1

October 3, 2020	322.8	$161	$4,721	$(4,824)	$(358)	$(300)

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ Equity
February 2, 2019	316.1	$158	$4,713	$(3,373)	$(328)	$1,170
ASC 842 (Leases) and ASU 2018-02 (Stranded Taxes) adoption	—	—	—	(26)	53	27
Net income/(loss)	—	—	—	(275)	—	(275)
Other comprehensive income/(loss)	—	—	—	—	(39)	(39)
Stock-based compensation and other	1.7	1	8	(1)	—	8

September 7, 2019	317.8	159	4,721	(3,675)	(314)	891
Net income/(loss)	—	—	—	(41)	—	(41)
Stock-based compensation and other	0.6	—	2	(1)	—	1

October 5, 2019	318.4	$159	$4,723	$(3,717)	$(314)	$851

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Month Ended		Eight Months Ended
(In millions)	October 3, 2020	October 5, 2019	October 3, 2020	October 5, 2019
Cash flows from operating activities:
Net income/(loss)	$(100)	$(41)	$(1,156)	$(316)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Restructuring and management transition	(17)	—	145	20
Reorganization items, net	—	—	17	—
Net (gain)/loss on sale of non-operating assets	—	—	—	(1)
Net (gain)/loss on sale of operating assets	—	—	—	2
Discontinuance of hedge accounting	—	—	77	—
(Gain)/loss on extinguishment of debt	—	—	—	(1)
Depreciation and amortization	43	42	416	374
Benefit plans	(7)	(5)	49	(41)
Stock-based compensation	—	1	(2)	9
Deferred taxes	1	1	(66)	1
Change in cash from:
Inventory	(36)	(275)	326	(352)
Prepaid expenses and other assets	(64)	29	(421)	(82)
Merchandise accounts payable	18	112	(16)	298
Income taxes	—	(1)	—	(1)
Accrued expenses and other	95	(50)	(1)	(92)

Net cash provided by/(used in) operating activities	(67)	(187)	(632)	(182)

Cash flows from investing activities:
Capital expenditures	(8)	(22)	(57)	(197)
Proceeds from sale of non-operating assets	—	—	—	1
Proceeds from sale of operating assets	7	—	10	14

Net cash provided by/(used in) investing activities	(1)	(22)	(47)	(182)

Cash flows from financing activities:
Proceeds from debtor-in-possession financing	—	—	450	—
Proceeds from borrowings under the credit facility	—	314	2,727	1,275
Payments of borrowings under the credit facility	—	(52)	(1,471)	(1,013)
Payments of finance leases and note payable	—	—	(1)	(1)
Payments of long-term debt	—	(60)	(19)	(86)
Debtor-in-possession financing fees	—	—	(50)	—
Proceeds from stock issued under stock plans	—	—	—	1

Net cash provided by/(used in) financing activities	—	202	1,636	176

Net increase/(decrease) in cash, cash equivalents and restricted cash	(68)	(7)	957	(188)
Cash, cash equivalents and restricted cash at beginning of period	1,411	152	386	333

Cash, cash equivalents and restricted cash at end of period	$1,343	$145	$1,343	$145

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

September 2020 Sales by Store Group # of Stores >=1.10mm $31 22 1.05 1.10mm $6 6 1.00 1.05mm $6 6 0.95 1.00mm $12 12 0.90 0.95mm $8 9 0.85 0.90mm $19 22 Sales 0.80 0.85mm $25 30 2020 0.75 0.80mm $22 28 0.70 0.75mm $15 21 0.65 0.70mm $20 30 0.60 0.65mm $31 50 September 0.55 0.60mm $37 65 by 0.50 0.55mm $35 66 0.45 0.50mm $30 64 0.40 0.45mm $37 87 Grouped 0.35 0.40mm $33 88 0.30 0.35mm $29 89 Stores 0.25 0.30mm $19 69 0.20 0.25mm $9 39 0.15 0.20mm $5 30 0.10 0.15mm $0 1 0.05 0.10mm $0 2 0.00 0.05mm $0 9 <0.00mm ($0) 1 $ $5 $10 $15 $20 $25 $30 $35 $40 Aggregate Store Group September 2020 Sales ($ in mm) September 2020 4 Wall EBITDA(1) by Store Group # of Stores >=0.35mm $0 1 0.30 0.35mm $ EBITDA 0.25 0.30mm $1 3 Wall 4 0.20 0.25mm $0 2 2020 0.15 0.20mm $1 8 September 0.10 0.15mm $2 20 by Grouped 0.05 0.10mm $7 98 0.00 0.05mm $7 341 Stores (0.05) 0.00mm ($5) 236 <(0.05)mm ($13) 137 ($30) ($25) ($20) ($15) ($10) ($5) $ $5 $10 Aggregate Store Group September 2020 4 Wall EBITDA ($ in mm) (1) 4 Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Monthly 4 Wall EBITDA numbers do not reflect certain allocations made only on an annual basis. September 2020 Operating Profit(1) by Store Group # of Stores >=0.35mm $0 1 0.30 0.35mm $1 2 Profit 0.25 0.30mm $1 2 Operating 0.20 0.25mm $2 7 2020 0.15 0.20mm $4 21 September 0.10 0.15mm $6 49 by 0.05 0.10mm $12 176 Grouped 0.00 0.05mm $8 331 Stores (0.05) 0.00mm ($4) 186 <(0.05)mm ($6) 71 ($10) ($5) $ $5 $10 $15 Aggregate Store Group September 2020 Operating Profit ($ in mm) (1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

September 2020 Controllable Expense(1) by Store Group # of Stores 182 >=0.08mm $19 103 0.07 0.08mm $8 Expense 0.06 0.07mm 101 $7 Controllable 0.05 0.06mm $7 120 2020 0.04 0.05mm $6 126 0.03 0.04mm $3 93 September 0.02 0.03mm $2 77 by Grouped 0.01 0.02mm $1 37 Stores 0.00 0.01mm $0 2 <0.00mm ($0) 5 ($5) $ $5 $10 $15 $20 Aggregate Store Group September 2020 Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. September 2020 Noncontrollable Expense(1) by Store Group # of Stores >=0.08mm $14 123 0.07 0.08mm $4 50 Expense 0.06 0.07mm $5 74 0.05 0.06mm $5 96 0.04 0.05mm $6 125 Noncontrollable 0.03 0.04mm $6 173 2020 0.02 0.03mm $3 131 September 0.01 0.02mm $1 45 by Grouped 0.00 0.01mm $0 10 Stores <0.00mm ($0) 19 ($2) $ $2 $4 $6 $8 $10 $12 $14 $16 Aggregate Store Group September 2020 Noncontrollable Expense ($ in mm) (1) Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. September 2020 Gross Margin by Store Group # of Stores >=0.40mm $4 8 0.35 0.40mm $5 13 Margin 0.30 0.35mm $5 16 Gross 0.25 0.30mm $10 35 2020 0.20 0.25mm $15 69 September 0.15 0.20mm $27 155 by Grouped 0.10 0.15mm $30 238 Stores 0.05 0.10mm $21 263 0.00 0.05mm $1 36 <0.00mm ($0) 13 ($5) $ $5 $10 $15 $20 $25 $30 $35 Aggregate Store Group September 2020 Gross Margin ($ in mm)

September 2019 Sales by Store Group # of Stores >=1.10mm $150 111 1.05 1.10mm $23 21 1.00 1.05mm $20 20 0.95 1.00mm $17 18 0.90 0.95mm $21 23 Sales 0.85 0.90mm $31 36 0.80 0.85mm $39 47 2019 0.75 0.80mm $31 40 0.70 0.75mm $35 48 0.65 0.70mm $30 44 September 0.60 0.65mm $29 46 by 0.55 0.60mm $24 42 0.50 0.55mm $24 46 0.45 0.50mm $20 42 Grouped 0.40 0.45mm $16 39 0.35 0.40mm $19 50 Stores 0.30 0.35mm $11 35 0.25 0.30mm $8 29 0.20 0.25mm $14 62 0.15 0.20mm $7 39 0.10 0.15mm $1 6 0.05 0.10mm $ 0.00 0.05mm $0 2 <0.00mm $ $ $20 $40 $60 $80 $100 $120 $140 $160 Aggregate Store Group September 2019 Sales ($ in mm) September 2019 4 Wall EBITDA(1) by Store Group # of Stores >=0.35mm $2 4 0.30 0.35mm $2 6 EBITDA 0.25 0.30mm $4 15 Wall 4 0.20 0.25mm $6 26 2019 0.15 0.20mm $9 55 September 0.10 0.15mm $14 113 by 0.05 0.10mm $15 209 Grouped 0.00 0.05mm $8 311 Stores (0.05) 0.00mm ($1) 84 <(0.05)mm ($4) 23 ($5) $ $5 $10 $15 $20 Aggregate Store Group September 2019 4 Wall EBITDA ($ in mm) (1) 4 Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Monthly 4 Wall EBITDA numbers do not reflect certain allocations made only on an annual basis. September 2019 Operating Profit(1) by Store Group # of Stores >=0.35mm $6 14 Profit 0.30 0.35mm $5 15 0.25 0.30mm $8 30 Operating 0.20 0.25mm $9 38 2019 0.15 0.20mm $18 102 September 0.10 0.15mm $19 152 by Grouped 0.05 0.10mm $16 223 0.00 0.05mm $6 226 Stores (0.05) 0.00mm ($1) 34 <(0.05)mm ($2) 12 ($5) $ $5 $10 $15 $20 Aggregate Store Group September 2019 Operating Profit ($ in mm) (1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

September 2019 Controllable Expense(1) by Store Group # of Stores 441 >=0.08mm $54 66 0.07 0.08mm $5 Expense 77 0.06 0.07mm $5 66 Controllable 0.05 0.06mm $4 35 2019 0.04 0.05mm $2 0.03 0.04mm 70 September $2 by 0.02 0.03mm $2 77 Grouped 0.01 0.02mm $0 13 Stores 0.00 0.01mm $0 1 <0.00mm $ $ $10 $20 $30 $40 $50 $60 Aggregate Store Group September 2019 Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. September 2019 Noncontrollable Expense(1) by Store Group # of Stores >=0.08mm $52 402 Expense 0.07 0.08mm $6 76 0.06 0.07mm $4 61 0.05 0.06mm $4 75 Noncontrollable 0.04 0.05mm $3 77 2019 0.03 0.04mm $3 80 September 0.02 0.03mm $2 64 by Grouped 0.01 0.02mm $0 6 Stores 0.00 0.01mm $0 2 <0.00mm ($0) 3 ($10) $ $10 $20 $30 $40 $50 $60 Aggregate Store Group September 2019 Noncontrollable Expense ($ in mm) (1) Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. September 2019 Gross Margin by Store Group # of Stores >=0.40mm $83 159 0.35 0.40mm $25 68 Margin 0.30 0.35mm $28 86 Gross 0.25 0.30mm $29 105 2019 0.20 0.25mm $27 120 September 0.15 0.20mm $19 110 by 0.10 0.15mm $12 101 Grouped 0.05 0.10mm $7 88 Stores 0.00 0.05mm $0 7 <0.00mm ($0) 2 ($10) $ $10 $20 $30 $40 $50 $60 $70 $80 $90 Aggregate Store Group September 2019 Gross Margin ($ in mm)

September 2020 YTD Sales by Store Group # of Stores >=4.40mm $966 176 4.20 4.40mm $103 24 4.00 4.20mm $102 25 3.80 4.00mm $186 48 3.60 3.80mm $141 38 Sales 3.40 3.60mm $129 37 3.20 3.40mm $119 36 YTD 3.00 3.20mm $131 42 2020 2.80 3.00mm $130 45 2.60 2.80mm $118 44 2.40 2.60mm $152 61 2.20 2.40mm $99 43 September 2.00 2.20mm $141 67 by 1.80 2.00mm $108 57 1.60 1.80mm $75 44 1.40 1.60mm $45 30 Grouped 1.20 1.40mm $21 16 1.00 1.20mm $11 10 Stores 0.80 1.00mm $1 1 0.60 0.80mm $1 1 0.40 0.60mm $ 0.20 0.40mm $0 1 0.00 0.20mm $ <0.00mm $ $ $200 $400 $600 $800 $1,000 $1,200 Aggregate Store Group September 2020 YTD Sales ($ in mm) September 2020 YTD 4 Wall EBITDA(1) by Store Group # of Stores >=0.70mm $31 36 0.60 0.70mm $28 43 EBITDA 0.50 0.60mm $30 55 Wall 0.40 0.50mm $42 92 4 YTD 0.30 0.40mm $31 88 2020 0.20 0.30mm $23 91 September 0.10 0.20mm $16 102 by Grouped 0.00 0.10mm $5 87 (0.10) 0.00mm ($3) Stores 67 <(0.10)mm ($76) 185 ($100) ($80) ($60) ($40) ($20) $ $20 $40 $60 Aggregate Store Group September 2020 YTD 4 Wall EBITDA ($ in mm) (1) 4 Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Monthly 4 Wall EBITDA numbers do not reflect certain allocations made only on an annual basis. September 2020 YTD Operating Profit(1) by Store Group # of Stores >=0.70mm $134 142 0.60 0.70mm $47 73 Profit 0.50 0.60mm $54 98 Operating 0.40 0.50mm $43 96 YTD 2020 0.30 0.40mm $29 81 0.20 0.30mm $23 93 September 0.10 0.20mm $13 87 by Grouped 0.00 0.10mm $3 56 Stores (0.10) 0.00mm ($2) 47 <(0.10)mm ($33) 73 ($60) ($40) ($20) $ $20 $40 $60 $80 $100 $120 $140 $160 Aggregate Store Group September 2020 YTD Operating Profit ($ in mm) (1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

September 2020 YTD Controllable Expense(1) by Store Group # of Stores 11 >=0.80mm $12 11 0.70 0.80mm $8 Expense 25 0.60 0.70mm $16 99 Controllable 0.50 0.60mm $54 YTD 0.40 0.50mm $65 148 2020 180 0.30 0.40mm $62 September 0.20 0.30mm $50 199 by 147 0.10 0.20mm $22 Grouped 0.00 0.10mm $2 26 Stores <0.00mm $ $ $10 $20 $30 $40 $50 $60 $70 Aggregate Store Group September 2020 YTD Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. September 2020 YTD Noncontrollable Expense(1) by Store Group # of Stores >=0.80mm $87 71 Expense 0.70 0.80mm $31 42 0.60 0.70mm $40 62 Noncontrollable 0.50 0.60mm $48 88 YTD 0.40 0.50mm $56 124 2020 0.30 0.40mm $58 165 September 0.20 0.30mm $46 185 by 0.10 0.20mm 105 $18 Grouped 0.00 0.10mm $0 4 Stores <0.00mm $ $ $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Aggregate Store Group September 2020 YTD Noncontrollable Expense ($ in mm) (1) Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. September 2020 YTD Gross Margin by Store Group # of Stores >=4.00mm $ 3.50 4.00mm $7 2 Margin 3.00 3.50mm $ Gross YTD 2.50 3.00mm $40 15 2020 2.00 2.50mm $80 36 September 1.50 2.00mm $228 133 by 1.00 1.50mm $349 288 Grouped 0.50 1.00mm $271 343 Stores 0.00 0.50mm $12 29 <0.00mm $ $ $50 $100 $150 $200 $250 $300 $350 $400 Aggregate Store Group September 2020 YTD Gross Margin ($ in mm)

September 2019 YTD Sales by Store Group # of Stores >=4.40mm $4,944 589 4.20 4.40mm $86 20 4.00 4.20mm $58 14 3.80 4.00mm $74 19 3.60 3.80mm $67 18 3.40 3.60mm $63 18 Sales 3.20 3.40mm $39 12 YTD 3.00 3.20mm $37 12 2.80 3.00mm $29 10 2019 2.60 2.80mm $24 9 2.40 2.60mm $52 21 2.20 2.40mm $46 20 2.00 2.20mm $57 27 September 1.80 2.00mm $46 24 by 1.60 1.80mm $34 20 1.40 1.60mm $12 8 1.20 1.40mm $4 3 Grouped 1.00 1.20mm $1 1 0.80 1.00mm $ Stores 0.60 0.80mm $ 0.40 0.60mm $ 0.20 0.40mm $0 1 0.00 0.20mm $ <0.00mm $ $ $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Aggregate Store Group September 2019 YTD Sales ($ in mm) September 2019 YTD 4 Wall EBITDA(1) by Store Group # of Stores >=0.70mm $497 388 0.60 0.70mm $40 61 EBITDA 0.50 0.60mm $32 58 Wall 0.40 0.50mm $26 59 4 YTD 0.30 0.40mm $28 81 2019 0.20 0.30mm $18 70 September 0.10 0.20mm $11 69 by Grouped 0.00 0.10mm $2 35 Stores (0.10) 0.00mm ($0) 13 <(0.10)mm ($12) 12 ($100) $ $100 $200 $300 $400 $500 $600 Aggregate Store Group September 2019 YTD 4 Wall EBITDA ($ in mm) (1) 4 Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Monthly 4 Wall EBITDA numbers do not reflect certain allocations made only on an annual basis. September 2019 YTD Operating Profit(1) by Store Group # of Stores >=0.70mm $760 520 0.60 0.70mm $35 53 Profit 0.50 0.60mm $25 47 Operating 0.40 0.50mm $24 54 YTD 0.30 0.40mm $24 69 2019 0.20 0.30mm $14 58 September 0.10 0.20mm $5 31 by 0.00 0.10mm Grouped $0 5 Stores (0.10) 0.00mm ($0) 4 <(0.10)mm ($9) 5 ($100) $ $100 $200 $300 $400 $500 $600 $700 $800 Aggregate Store Group September 2019 YTD Operating Profit ($ in mm) (1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

September 2019 YTD Controllable Expense(1) by Store Group # of Stores 390 >=0.80mm $445 77 Expense 0.70 0.80mm $58 0.60 0.70mm $48 74 76 Controllable 0.50 0.60mm $42 56 YTD 0.40 0.50mm $26 2019 54 0.30 0.40mm $19 100 September 0.20 0.30mm $26 by 0.10 0.20mm $3 18 Grouped 0.00 0.10mm $0 1 Stores <0.00mm $ $ $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Aggregate Store Group September 2019 YTD Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. September 2019 YTD Noncontrollable Expense(1) by Store Group # of Stores >=0.80mm $357 296 Expense 0.70 0.80mm $65 87 0.60 0.70mm $59 90 Noncontrollable 0.50 0.60mm $42 77 YTD 0.40 0.50mm $39 88 2019 0.30 0.40mm $29 82 September 0.20 0.30mm $25 101 by 0.10 0.20mm $4 24 Grouped 0.00 0.10mm $0 1 Stores <0.00mm $ $ $50 $100 $150 $200 $250 $300 $350 $400 Aggregate Store Group September 2019 YTD Noncontrollable Expense ($ in mm) (1) Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. September 2019 YTD Gross Margin by Store Group # of Stores >=4.00mm $614 119 3.50 4.00mm $213 57 Margin 3.00 3.50mm $314 97 Gross 2.50 3.00mm $343 124 YTD 2019 2.00 2.50mm $267 119 September 1.50 2.00mm $199 114 by 1.00 1.50mm $121 95 Grouped 0.50 1.00mm $94 117 Stores 0.00 0.50mm $1 4 <0.00mm $ $ $100 $200 $300 $400 $500 $600 $700 Aggregate Store Group September 2019 YTD Gross Margin ($ in mm)